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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2007

NORTH SHORE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52875 (Commission File Number)	26-0433980 (IRS Employer Identification No.)

175 Great Neck Road, Suite 204 Great Neck, New York (Address of Principal Executive Offices)	11021 (Zip Code)

Registrant’s telephone number, including area code: (516) 487-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 7, 2007, the initial public offering (“IPO”) of 6,300,000 Units (“Units”) of North Shore Acquisition Corp. (the “Company”) was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share (“Common Stock”), and one Warrant (“Warrant(s)”), each to purchase one share of Common Stock. The Units were sold at an offering price of $8.00 per Unit, generating gross proceeds of $50,400,000.

Simultaneously with the consummation of the IPO, the Company consummated the private sale (“Private Sale”) of 1,600,000 warrants (“Insider Warrants”) at a price of $1.00 per Insider Warrant, generating total proceeds of $1,600,000. The Insider Warrants were purchased by Barry J. Gordon, the Company’s Chairman of the Board and Chief Executive Officer, Marc H. Klee, the Company’s President, Chief Financial Officer and Secretary and a Director of the Company, Alan J. Loewenstein, the Company’s Vice President, Robert Sroka and Arthur H. Goldberg, each a Director of the Company, and Harvey Granat, one of the Company’s stockholders. The Insider Warrants are identical to the Warrants included in the Units sold in the IPO except that if the Company calls the Warrants for redemption, the Insider Warrants may be exercisable on a cashless basis so long as such Warrants are held by the purchasers or their affiliates. The purchasers of the Insider Warrants have agreed that the Insider Warrants will not be sold or transferred by it until after the Company has completed a business combination.

Audited financial statements as of December 7, 2007 reflecting receipt of the proceeds upon consummation of the IPO and the Private Sale have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also announced that EarlyBirdCapital, Inc., the representative of the underwriters for the Company’s IPO, has notified the Company that separate trading of the Common Stock and Warrants underlying the Units would commence on or about December 13, 2007. The Common Stock and Warrants will be quoted on the OTC Bulletin Board under the symbols NSAQ and NSAQW, respectively.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:
Exhibit 99.1	Audited Financial Statements
Exhibit 99.2	Press release dated December 7, 2007
Exhibit 99.3	Press release dated December 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2007	NORTH SHORE ACQUISITION CORP.
	By:	/s/ Barry J. Gordon
Barry J. Gordon Chief Executive Officer